UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

OFS Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois	60008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2060

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

First Quarter Distribution Declaration

On January 21, 2014, OFS Capital Corporation (the “Company”) issued a press release announcing that its Board of Directors approved a quarterly cash distribution of $0.34 per share, which will be paid on February 14, 2014 to shareholders of record as of January 31, 2014.

The Company estimates the tax characteristics of its distributions on a quarterly basis and will report the final tax characteristics of the distributions to shareholders on Form 1099 after the end of each fiscal year. However, if the characteristics of this distribution were determined as of today, the Company estimates that a majority of this distribution would have been characterized as a return of capital to its shareholders.

The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Dividends and Distributions in 2013

The tax character of dividends and distributions paid by the Company during 2013 is set forth below.

Record Date	Payment Date	Dividends per share	% Ordinary Dividends (1) (2)	% Long-Term Capital Gains (3)	% Return of Capital

1/17/2013	1/31/2013	$0.17	100.000%	0.000%	0.000%
4/17/2013	4/30/2013	$0.34	91.931%	0.139%	7.930%
7/17/2013	7/31/2013	$0.34	45.706%	0.000%	54.294%
10/17/2013	10/31/2013	$0.34	45.696%	0.000%	54.304%
		$1.19

(1)	The Company hereby notes that no portion of its dividend represents amounts eligible for treatment as qualified dividend income in accordance with IRC Section 854(b), nor is any portion of the dividend eligible for the dividends received deduction available to certain U.S. domestic corporations.

(2)	Special Notice for Non-U.S. Resident Company Shareholders: In accordance with IRC sections 871(k) and 881(e), 100% of the Company’s calendar year 2013 ordinary dividends constitute interest related dividends and short-term capital gain dividends for U.S. federal tax purposes. To the extent non-U.S. resident taxes were withheld on ordinary dividends distributed, this information may be considered in connection with any claims for refund of such taxes to be filed by the non-U.S. resident shareholder with the Internal Revenue Service. Please contact your personal tax advisor with any questions regarding this information.

(3)	The company hereby designates these distributions as amounts eligible for treatment as capital gain dividends in accordance with IRC Sections 852(b)(3) and 854(a).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS Capital Corporation

January 21, 2014	By:	/s/ Robert S. Palmer
Chief Financial Officer